UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   April 8, 2009
                                                 ---------------------

                         Presidential Realty Corporation
---------------------------------------------------------------------
                  (Exact name of registrant as specified in its charter)

      DELAWARE                   1-8594               13-1954619
----------------------------   ------------          ------------
(State or other jurisdiction   (Commission         (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York            10605
-------------------------------------------           ------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17CFR240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))







ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
-------------------------------------------------------------------------------


On April 8, 2009, Robert E. Shapiro resigned from the Board of Directors and as Chairman of the Board of Directors of the Company for health reasons. The Board of Directors did not fill the vacancy resulting from Mr. Shapiro's resignation and intends to nominate a candidate for election to the Company's Board of Directors at the Company's Annual Meeting of Stockholders scheduled for June 15, 2009.

The Board of Directors did elect Robert Feder to serve as Chairman of the Board of Directors. Mr. Feder has been a Director of the Company since 1981.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 9, 2009                        PRESIDENTIAL REALTY CORPORATION



                                            By: /s/ Jeffrey F. Joseph
                                                -----------------------
                                                Jeffrey F. Joseph
                                                President